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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 7, 1998


                           FELCOR SUITE HOTELS, INC.
             (Exact name of registrant as specified in its charter)


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
               MARYLAND                             1-14236                            72-2541756

   (State or other jurisdiction of          (Commission File Number)                  (IRS Employer
            incorporation)                                                         Identification No.)

545 E. JOHN CARPENTER FREEWAY, SUITE 1300, IRVING, TEXAS                                    75062
           (Address of principal executive offices)                                     (Zip Code)
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Registrant's telephone number, including area code:         (972) 444-4900


                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

         On May 7, 1998, the Company issued 5,750,000 Depositary Shares (including 750,000 shares pursuant to the exercise of an over-allotment option), each representing an 1/100 interest in a share of 9% Cumulative Redeemable Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), of the Company. Each share of Series B Preferred Stock is entitled to a liquidation preference of $2,500 per share (equivalent to $25 per Depositary Share). The Depositary Shares and the Preferred Stock were issued pursuant to an Underwriting Agreement dated April 30, 1998, among the Company, FelCor Suites Limited Partnership (the "Partnership") and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated and Smith Barney Inc., as representatives of the several underwriters named therein (the "Underwriters"). This report is being filed for the purpose of setting forth certain exhibits in connection with the issuance of the Depositary Shares and Series B Preferred Stock.

ITEM 7(C).  EXHIBITS

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

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
     Exhibit Number                            Description of Exhibit


 1                       Underwriting Agreement dated April 30, 1998, among the Company, the Partnership and the Underwriters.
 3.3                     Articles Supplementary of the Company designating the 9% Series B
                         Cumulative Redeemable Preferred Stock

 4.5                     Form of Share Certificate representing 9% Series B Cumulative
                         Redeemable Preferred Stock

 4.6                     Deposit Agreement dated April 30, 1998, between the Company and
                         SunTrust Bank, Atlanta, as preferred share depositary

 4.7                     Form of Depositary Receipt evidencing the Depositary Shares
 8.1                     Opinion of Hunton & Williams as to certain tax matters

 10.1.9                  Ninth Amendment to Amended and Restated Agreement of Limited
                         Partnership of the Partnership dated as of May 1, 1998, between the Company and all of the persons or entities who are or shall in the future become limited partners of the Partnership, adopting
                         Addendum No. 3 to Amended and Restated Agreement of Limited
                         Partnership dated as of May 1, 1998
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                                   FELCOR SUITE HOTELS INC.



Date:   May 28, 1998                       By:     /s/  Lawrence D. Robinson
                                              ---------------------------------------------------------------------------
                                                            Lawrence D. Robinson
                                                            Senior Vice President, General Counsel
                                                            and Secretary


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                               INDEX TO EXHIBITS



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
    Exhibit                                                                                  Sequentially
      No.                               Description of Exhibit                              Numbered Page
 ------------               -------------------------------------------------------     ---------------------
 1              Underwriting Agreement dated April 30, 1998, among the Company, the
                Partnership and the Underwriters.
 3.3            Articles Supplementary of the Company designating the 9% Series B
                Cumulative Redeemable Preferred Stock

 4.5 Form of Share Certificate representing 9% Series B Cumulative Redeemable Preferred Stock

 4.6 Deposit Agreement dated April 30, 1998, between the Company and SunTrust Bank, Atlanta, as preferred share depositary
 4.7            Form of Depositary Receipt evidencing the Depositary Shares

 8.1            Opinion of Hunton & Williams as to certain tax matters

 10.1.9         Ninth Amendment to Amended and Restated Agreement of Limited
                Partnership of the Partnership dated as of May 1, 1998, between the
                Company and all of the persons or entities who are or shall in the future become limited partners of the Partnership, adopting Addendum
                No. 3 to Amended and Restated Agreement of Limited Partnership dated as of May 1, 1998

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